EXHIBIT 24.1

GENVEC, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of GenVec, Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Douglas J. Swirsky and James V. Lambert the true and lawful agents and attorneys-in-fact of the undersigned with full power of substitution and full power and authority in said agents and attorneys-in-fact, and any one or more of them, in connection with the Corporation’s Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2015 under the Securities Exchange Act of 1934, as amended, including, without limitation, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned, and in their respective names as officers and as directors of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Title	Date

/s/ Douglas J. Swirsky	March 9, 2016
Douglas J. Swirsky
President, Chief Executive Officer and Corporate Secretary

/s/ James V. Lambert	March 9, 2016
James V. Lambert
Senior Director of Accounting and Finance, Corporate Controller and Treasurer

/s/ Wayne T. Hockmeyer	March 7, 2016
Wayne T. Hockmeyer, Ph.D.
Director

/s/ William N. Kelley	March 1, 2016
William N. Kelley, M.D.
Director

/s/ Marc R. Schneebaum	March 4, 2016
Marc R. Schneebaum
Director

/s/ Stefan D. Loren	March 8, 2016
Stefan D. Loren
Director

/s/ Quinterol J. Mallette	March 4, 2016
Quinterol J. Mallette, M.D.
Director

/s/ Michael Richman	March 2, 2016
Michael Richman
Director